UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Cardinal Health, Inc. will issue the following Statement to Cardinal Health Investors:

Statement to Cardinal Health Investors – February 29, 2012

Earlier today the federal district court denied our motion for a preliminary injunction against the DEA’s immediate suspension of our license to ship controlled substances from our Lakeland, Fla., distribution center. We disagree with this decision and have noticed our appeal of this decision to the U.S. Court of Appeals for the D.C. Circuit. Our contingency plans will be immediately activated, and we will make every effort to meet our customers’ needs with minimal disruption.

As an investor, we know you will have questions about any potential impact on our company. Based on what we know at this time and the overall performance of Cardinal Health, we are not making any adjustments to the non-GAAP EPS guidance range of $3.10—$3.20 we provided on February 2, 2012.

We have demonstrated a deep commitment in helping fight prescription drug abuse. We work hard to actively prevent drug diversion and have spent millions of dollars to build a system of advanced analytics and on anti-diversion specialists. We have stopped distributing to hundreds of pharmacies determined to pose an unreasonable risk of diversion. The majority of those pharmacies still maintain their DEA registrations to dispense controlled medicines. We have also collaborated with industry experts to create programs to educate young people, parents, teachers and communities about medication safety and the dangers of prescription drug abuse.

We have genuine respect for the work of the DEA, but effectively addressing prescription drug abuse requires a very different approach than does the war on illicit drugs. We want to work collaboratively with all participants in the drug supply chain – including regulators, pharmaceutical manufacturers, distributors, pharmacists, doctors and boards of pharmacy – to combat this serious nationwide issue. We want to be part of a new more effective solution to stop prescription drug abuse, without disrupting legitimate use.

Cautions Concerning Forward-Looking Statements

This statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, among other things, relating to action taken by the DEA against the Cardinal Health Lakeland distribution center and related legal proceedings. These statements are subject to risks and uncertainties, including that Cardinal Health may be unsuccessful in its effort to overturn the suspension of its Lakeland, Fla. controlled substance license or may have to pay a fine. Cardinal Health is subject to additional risks and uncertainties described in the company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports. This statement reflects management’s views as of Feb. 29, 2012. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: February 29, 2012	By:	/s/ Jeffrey W. Henderson
Name: Jeffrey W. Henderson
Title: Chief Financial Officer